FirstMerit Corporation Reports First Quarter 2016 EPS Results

Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analyst: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports First Quarter 2016 EPS of $0.31 Per Share
Quarterly Highlights include:

•	Profitability sustained: 68th consecutive quarter of profitability

•	Integration activities progress: Planned merger with Huntington Bancshares Incorporated ("Huntington") on schedule; merger-related costs of $5.5 million

•	Loan growth continued: Total loan growth of $148.5 million, or 0.92% from the prior quarter

•	Credit quality remained solid: Net charge-offs to average originated loans of 0.22%

•	Balance sheet remained strong: Strong tangible common equity ratio[1] at 8.30%

Akron, Ohio (April 26, 2016) - FirstMerit Corporation (Nasdaq: FMER) (the "Corporation") reported first quarter 2016 net income of $54.1 million, or $0.31 per diluted share. Excluding merger-related charges of $5.5 million, or $3.5 million after tax, EPS was $0.341 per diluted share. This compares with $56.7 million, or $0.33 per diluted share, for the fourth quarter 2015 and $57.1 million, or $0.33 per diluted share, for the first quarter 2015.

“Our results in the first quarter of 2016 reflect strong performance throughout the organization. We successfully achieved solid loan growth, continued to provide high levels of customer service and remain focused on expense management,” said Paul G. Greig, chairman, president and CEO, FirstMerit Corporation.

“We are actively preparing and planning our merger integration with Huntington. We are pleased with the progress and expect to close on schedule during the third quarter of this year," Greig said.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

Earnings Summary

				Change 1Q 2016 vs.
	2016	2015	2015	2015	2015
(Dollars in thousands, except per share amounts)	1st qtr	4th qtr	1st qtr	4th qtr	1st qtr
Net interest income TE [1]	$189,115	$188,979	$189,554	0.07%	(0.23)%
Diluted earnings per common share	0.31	0.33	0.33	(6.06)	(6.06)
Net interest margin on TE basis[1]	3.32%	3.30%	3.48%
Return on average assets	0.84	0.89	0.93
Return on average common equity	7.33	7.65	8.08
Return on average tangible common equity [1]	10.52	11.04	11.85

Net Interest Margin

The net interest margin on a TE basis expanded two basis points compared with the prior quarter, driven by the Corporation’s asset sensitive balance sheet and the increase in short-term market interest rates.  During the first quarter 2016, the yield on originated loans increased nine basis points compared with the prior quarter.  At March 31, 2016, 81% of the Corporation's commercial loan portfolio is variable or floating rate and will support continued margin expansion in a rising rate environment.

Loans

Average originated loans were $14.2 billion during the first quarter 2016, an increase of $323.9 million, or 2.34%, compared with the fourth quarter 2015, and an increase of $1.5 billion, or 11.80%, compared with the first quarter 2015. The loan growth was balanced between commercial and consumer throughout the footprint. Average originated commercial loans increased $193.0 million, or 2.19%, compared with the prior quarter, and increased $666.7 million, or 7.99%, compared with the year-ago quarter. Average originated installment loans increased $96.8 million, or 3.28%, compared with the prior quarter, and increased $622.8 million, or 25.68%, compared with the year-ago quarter.

Deposits

Average deposits were $20.6 billion during the first quarter 2016, an increase of $632.9 million, or 3.16%, compared with the fourth quarter 2015, and an increase of $846.7 million, or 4.28%, compared with the first quarter 2015. Average core deposits were $18.4 billion during the first quarter 2016, or 89.32% of total average deposits, an increase of $688.7 million, or 3.88%, compared with the fourth quarter 2015 and an increase of $952.3 million, or 5.45%, compared with the first quarter 2015. Deposit growth was strong, reflecting seasonality and increased balances across the footprint. Despite increases in short-term interest rates, deposit costs remained unchanged from the prior quarter.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

Noninterest Income

				Change 1Q 2016 vs.
	2016	2015	2015	2015	2015
(Dollars in thousands)	1st qtr	4th qtr	1st qtr	4th qtr	1st qtr
Trust department income	$10,284	$10,208	$10,149	0.74%	1.33%
Service charges on deposits	15,586	16,793	15,668	(7.19)	(0.52)
Credit card fees	13,578	13,931	12,649	(2.53)	7.34
ATM and other service fees	6,234	6,626	6,099	(5.92)	2.21
Bank owned life insurance income	3,696	3,836	3,592	(3.65)	2.90
Investment services and insurance	3,905	3,816	3,704	2.33	5.43
Investment securities gains/(losses), net	295	(5)	354	nm	(16.67)
Loan sales and servicing income	1,852	2,276	1,600	(18.63)	15.75
Other operating income	11,964	7,662	12,032	56.15	(0.57)
Total noninterest income	$67,394	$65,143	$65,847	3.46%	2.35%

Noninterest income, excluding net securities gains, as a percentage of net revenue[1]	26.19%	25.64%	25.68%

nm - Not meaningful

Noninterest income, excluding gains and losses on securities transactions1, for the first quarter 2016 was $67.1 million, an increase of $2.0 million, or 2.99%, from the fourth quarter 2015 and an increase of $1.6 million, or 2.45%, from the first quarter 2015. The increase in noninterest income as a percentage of net revenue in the first quarter of 2016 compared with the fourth quarter of 2015 and first quarter of 2015 reflects the Corporation’s ongoing success diversifying revenue sources. Other operating income increased $4.3 million, or 56.15%, from the prior quarter due to the denial of four disputed FDIC claims of $6.0 million submitted on the final commercial loss share certificate at June 30, 2015.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

Noninterest Expense

				Change 1Q 2016 vs.
	2016	2015	2015	2015	2015
(Dollars in thousands)	1st qtr	4th qtr	1st qtr	4th qtr	1st qtr
Salaries and wages	$69,410	$68,151	$71,914	1.85%	(3.48)%
Pension and employee benefits	16,470	18,339	18,612	(10.19)	(11.51)
Net occupancy expense	14,774	12,716	15,954	16.18	(7.40)
Equipment expense	12,408	12,074	11,025	2.77	12.54
Taxes, other than federal income taxes	2,031	2,096	2,014	(3.10)	0.84
Stationary, supplies and postage	3,619	3,222	3,528	12.32	2.58
Bankcard, loan processing and other costs	11,008	11,146	11,139	(1.24)	(1.18)
Advertising	3,260	3,386	2,747	(3.72)	18.67
Professional services	8,351	5,056	4,010	65.17	108.25
Telephone	2,424	2,530	2,574	(4.19)	(5.83)
Amortization of intangibles	2,304	2,598	2,598	(11.32)	(11.32)
FDIC expense	5,445	5,252	5,167	3.67	5.38
Other operating expenses	15,459	9,056	9,370	70.70	64.98
Total noninterest expense	$166,963	$155,622	$160,652	7.29%	3.93%

Efficiency ratio[1]	64.27%	60.22%	61.97%

Noninterest expense for the first quarter 2016 was $167.0 million, an increase of $11.3 million, or 7.29%, from the fourth quarter 2015, and an increase of $6.3 million, or 3.93%, from the first quarter 2015. Included in noninterest expense for the first quarter 2016 was $5.5 million of merger-related costs, or $3.5 million of after tax expense. Professional services expense increased $3.3 million, or 65.17%, from the fourth quarter 2015, and $4.3 million, or 108.25%, from the first quarter 2015 primarily from merger-related costs. Salaries and wages decreased $2.5 million, or 3.48%, compared with the first quarter of 2015, demonstrating expense discipline. Other operating expense experienced an increase of $6.4 million, or 70.70%, from the fourth quarter 2015 primarily due to the favorable re-estimation of certain repurchase reserve liabilities recognized in the prior quarter.

Provision for Income Taxes

The effective tax rate was 30.40% for the first quarter 2016, compared with 30.06% for the fourth quarter 2015, and 30.80% for the first quarter 2015.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

Asset Quality (excluding acquired loans and covered assets)

Due to the impact of business combination accounting and protection against credit risk from FDIC loss sharing agreements, acquired loans and covered assets are excluded from the asset quality discussion to provide for improved comparability to prior periods and better perspective into asset quality trends. Acquired loans are recorded at fair value at the date of acquisition with no allowance brought forward in accordance with business combination accounting. Impaired acquired and covered loans are considered to be performing due to the application of the accretion method under the applicable accounting guidance.

				Change 4Q 2015 vs.
	2016	2015	2015	2015	2015
(Dollars in thousands)	1st qtr	4th qtr	1st qtr	4th qtr	1st qtr
Net charge-offs	$7,630	$11,407	$4,187	(33.11)%	82.23%
Net charge-offs on average originated loans	0.22%	0.33%	0.13%
Nonperforming loans at period end	$73,701	$44,105	$44,105	67.10	59.92
Nonperforming assets at period end	112,293	94,498	68,606	18.83	63.68
Allowance for loan losses	102,915	105,135	97,545	(2.11)	5.51
Allowance for loan losses to nonperforming loans	139.64%	238.37%	211.66%
Provision for originated loan losses	$5,410	$12,487	$6,036	(56.67)	(10.37)

Nonperforming assets totaled $112.3 million at March 31, 2016, an increase of $17.8 million, or 18.83%, compared with December 31, 2015 and an increase of $43.7 million, or 63.68%, compared with March 31, 2015. Nonperforming assets at March 31, 2016 represented 0.78% of period-end originated loans plus noncovered other real estate compared with 0.67% at December 31, 2015 and 0.53% at March 31, 2015. Included in nonperforming assets as of March 31, 2016 were $25.5 million of OREO no longer covered by FDIC loss share agreements.

The allowance for originated loan losses totaled $102.9 million at March 31, 2016. At March 31, 2016, the allowance for originated loan losses was 0.72% of period-end originated loans, compared with 0.74% at December 31, 2015, and 0.76% at March 31, 2015. The allowance for credit losses is the sum of the allowance for originated loan losses and the reserve for unfunded lending commitments. The allowance for credit losses was 0.75% of period end originated loans at March 31, 2016, compared with 0.77% at December 31, 2015, and 0.79% at March 31, 2015. The allowance for credit losses to nonperforming loans was 146.35% at March 31, 2016, compared with 247.60% at December 31, 2015, and 221.06% at March 31, 2015.

Capital

Shareholders’ equity was $3.0 billion at March 31, 2016 and $2.9 billion as of December 31, 2015 and March 31, 2015. The Corporation continued to have a strong capital position as tangible common equity1 to assets was 8.30% at March 31, 2016, compared with 8.24% at December 31, 2015 and 8.14% at March 31, 2015. The common share cash dividend paid in the first quarter 2016 was $0.17 per share.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

At March 31, 2016, Basel III capital ratios on a transitional basis remain well in excess of applicable regulatory requirements, with a total risk-based capital ratio of 13.60%, and a common equity tier 1 risk-based capital ratio of 10.48%.

Non-GAAP Financial Measures

In addition to results presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this news release contains certain non-GAAP financial information and performance measures. The Corporation's management uses these non-GAAP financial measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations of the Corporation and enhance comparability of results with prior periods, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. The Corporation believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Corporation's management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Corporation's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The Corporation evaluates its net interest income on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income excluding gains and losses on the sale of securities. The Corporation views related ratios and analysis (i.e., efficiency ratios) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

Adjusted net income, a non-GAAP financial measure, eliminates the effects of restructure, merger-related, and branch closing costs. This measure makes it easier to analyze our results by presenting them on a more comparable basis.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

The following tables provide reconciliations of these non-GAAP measures to financial measures defined by GAAP.

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
		Quarters
(unaudited)		2016	2015	2015	2015	2015
(Dollars in thousands)		1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Net interest income (GAAP)		$185,156	$185,231	$185,323	$185,118	$185,623
Plus:	Fully taxable-equivalent adjustment	3,959	3,748	3,796	3,900	3,931
Net interest income on a fully taxable-equivalent basis (non-GAAP)		189,115	188,979	189,119	189,018	189,554
Average earning assets		22,890,082	22,747,631	22,548,977	22,352,721	22,100,417
Net interest margin on a fully taxable-equivalent basis (non-GAAP)		3.32%	3.30%	3.33%	3.39%	3.48%

Reconciliation of noninterest income and noninterest expense to adjusted noninterest income and adjusted noninterest expense
		Quarters
(unaudited)		2016	2015	2015	2015	2015
(Dollars in thousands)		1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Noninterest expense (GAAP)		$166,963	$155,622	$160,742	$161,674	$160,652
Less:	Intangible asset amortization	2,304	2,598	2,598	2,598	2,598
Adjusted noninterest expense (non-GAAP)		164,659	153,024	158,144	159,076	158,054
Noninterest income (GAAP)		67,394	65,143	71,426	66,582	65,847
Less:	Securities gains/(losses)	295	(5)	41	567	354
Adjusted noninterest income (non-GAAP)		67,099	65,148	71,385	66,015	65,493
Net interest income on a fully taxable-equivalent basis (non-GAAP)		189,115	188,979	189,119	189,018	189,554
Adjusted revenue (non-GAAP)		256,214	254,127	260,504	255,033	255,047
Efficiency ratio (non-GAAP)		64.27%	60.22%	60.71%	62.37%	61.97%

Reconciliation of shareholders' equity to tangible common equity, and total assets to tangible assets
		Quarters
(unaudited)		2016	2015	2015	2015	2015
(Dollars in thousands, except per share amounts)		1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Shareholders’ equity (GAAP)		$2,997,957	$2,940,095	$2,937,300	$2,887,957	$2,888,786
Less:	Preferred stock	100,000	100,000	100,000	100,000	100,000
Common shareholders' equity (non-GAAP)		2,897,957	2,840,095	2,837,300	2,787,957	2,788,786
Less:	Intangible assets	58,324	60,628	63,226	65,824	68,422
	Goodwill	741,740	741,740	741,740	741,740	741,740
Tangible common equity (non-GAAP)		2,097,893	2,037,727	2,032,334	1,980,393	1,978,624
Total assets (GAAP)		$26,062,649	$25,524,604	$25,246,917	$25,297,014	$25,118,120
Less:	Intangible assets	58,324	60,628	63,226	65,824	68,422
	Goodwill	741,740	741,740	741,740	741,740	741,740
Tangible assets (non-GAAP)		$25,262,585	$24,722,236	$24,441,951	$24,489,450	$24,307,958
Period end common shares		165,720	165,758	165,759	165,773	165,453
Tangible book value per common share		$12.66	$12.29	$12.26	$11.95	$11.96
Tangible common equity to tangible assets ratio (non-GAAP)		8.30%	8.24%	8.31%	8.09%	8.14%

FirstMerit Corporation Reports First Quarter 2016 EPS Results

Reconciliation of net income to adjusted net income
		Quarters
	(unaudited)	2016	2015	2015	2015	2015
	(Dollars in thousands, except per share amounts)	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
	Net income (GAAP)	$54,136	$56,749	$59,012	$56,584	$57,139
	Net income adjustments
Plus:	Restructure expenses, net of taxes	—	(200)	—	—	1,149
	Merger-related and branch closure costs, net of taxes	3,546	—	—	1,149	783
	Adjusted net income (non-GAAP)	57,682	56,549	59,012	57,733	59,071
	Annualized net income (GAAP)	217,734	225,145	234,124	226,958	231,730
	Annualized adjusted net income (non-GAAP)	231,996	224,352	234,124	231,566	239,566
	Average assets (GAAP)	25,770,857	25,370,946	25,217,856	25,129,859	24,905,094
	Average equity (GAAP)	2,970,167	2,943,268	2,909,660	2,892,432	2,866,362
	Average tangible common equity (non-GAAP)	2,068,981	2,039,639	2,003,423	1,983,603	1,954,930
	Return on average assets (GAAP)	0.84%	0.89%	0.93%	0.90%	0.93%
	Adjusted return on average assets (non-GAAP)	0.90%	0.88%	0.93%	0.92%	0.96%
	Return on average equity (GAAP)	7.33%	7.65%	8.05%	7.85%	8.08%
	Adjusted return on average equity (non-GAAP)	7.81%	7.62%	8.05%	8.01%	8.36%
	Return on average tangible common equity (non-GAAP)	10.52%	11.04%	11.69%	11.44%	11.85%
	Adjusted return on average tangible common equity (non-GAAP)	11.21%	11.00%	11.69%	11.67%	12.25%

	Net income used in diluted EPS calculation	$52,280	$54,827	$57,066	$54,648	$55,263
Plus:	Restructure expenses, net of taxes	—	(200)	—	—	1,149
	Merger-related and branch closure costs, net of taxes	3,546	—	—	1,149	783
	Adjusted net income used in diluted EPS calculation (non-GAAP)	55,826	54,627	57,066	55,797	57,195
	Weighted average number of common shares outstanding - diluted	166,239	166,222	166,058	166,277	166,003
	Diluted earnings per common share	$0.31	$0.33	$0.34	$0.33	$0.33
	Adjusted diluted earnings per common share (non-GAAP)	0.34	0.33	0.34	0.34	0.34

Subsequent Events

The Corporation is required under GAAP to evaluate subsequent events through the filing of its consolidated financial statements for the three months ended March 31, 2016 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of March 31, 2016 and will adjust amounts preliminarily reported, if necessary.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $26.1 billion as of March 31, 2016, and 368 banking offices and 400 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A. and FirstMerit Mortgage Corporation.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, the ability to complete the proposed merger with Huntington in a timely manner, if at all, the possibility that the anticipated benefits of the merger with Huntington are not realized when expected or at all, competitive pressures, changes in accounting, tax or regulatory practices or requirements, and those risk factors detailed in the Corporation's periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2016	2015	2015	2015	2015
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
EARNINGS
Net interest income TE (1)	$189,115	$188,979	$189,119	$189,018	$189,554
TE adjustment (1)	3,959	3,748	3,796	3,900	3,931
Provision for originated loan losses	5,410	12,487	10,402	10,809	6,036
Provision/(recapture) for acquired loan losses	1,131	1,503	144	(952)	2,214
Provision/(recapture) for FDIC acquired loan losses	1,268	(379)	3,729	(891)	(2)
Noninterest income	67,394	65,143	71,426	66,582	65,847
Noninterest expense	166,963	155,622	160,742	161,674	160,652
Net income	54,136	56,749	59,012	56,584	57,139
Diluted EPS (3)	0.31	0.33	0.34	0.33	0.33
PERFORMANCE RATIOS
Return on average assets (ROA)	0.84%	0.89%	0.93%	0.90%	0.93%
Return on average equity (ROE)	7.33%	7.65%	8.05%	7.85%	8.08%
Return on average tangible common equity (1)	10.52%	11.04%	11.69%	11.44%	11.85%
Net interest margin TE (1)	3.32%	3.30%	3.33%	3.39%	3.48%
Efficiency ratio (1)	64.27%	60.22%	60.71%	62.37%	61.97%
Number of full-time equivalent employees	3,949	3,926	3,961	4,017	4,103
MARKET DATA
Book value per common share	$18.09	$17.74	$17.72	$17.42	$17.46
Tangible book value per common share (1)	12.66	12.29	12.26	11.95	11.96
Period end common share market value	21.05	18.65	17.67	20.83	19.06
Market as a % of book	116%	105%	100%	120%	109%
Cash dividends per common share	$0.17	$0.17	$0.17	$0.16	$0.16
Common Stock dividend payout ratio	54.84%	51.52%	50.00%	48.48%	48.48%
Average basic common shares	165,745	165,762	165,762	165,736	165,411
Average diluted common shares	166,239	166,222	166,058	166,277	166,003
Period end common shares	165,720	165,758	165,759	165,773	165,453
Common shares repurchased	55	15	20	211	66
Common Stock market capitalization	$3,488,406	$3,091,387	$2,928,962	$3,453,052	$3,153,534
ASSET QUALITY (excluding acquired, FDIC acquired loans and covered OREO) (2)
Gross charge-offs	$13,014	$15,514	$13,398	$11,298	$8,567
Net charge-offs	7,630	11,407	8,029	6,672	4,187
Allowance for originated loan losses	102,915	105,135	104,055	101,682	97,545
Reserve for unfunded lending commitments	4,944	4,068	3,574	3,905	4,330
Nonperforming assets (NPAs)	112,293	94,498	107,058	117,311	68,606
Net charge-offs to average loans ratio	0.22%	0.33%	0.24%	0.20%	0.13%
Allowance for originated loan losses to period-end loans	0.72%	0.74%	0.76%	0.76%	0.76%
Allowance for credit losses to period-end loans	0.75%	0.77%	0.79%	0.79%	0.79%
NPAs to loans and other real estate	0.78%	0.67%	0.78%	0.87%	0.53%
Allowance for originated loan losses to nonperforming loans	139.64%	238.37%	221.22%	184.40%	211.66%
Allowance for credit losses to nonperforming loans	146.35%	247.60%	228.82%	191.48%	221.06%
CAPITAL & LIQUIDITY
Period end tangible common equity to assets (1)	8.30%	8.24%	8.31%	8.09%	8.14%
Average equity to assets	11.53%	11.60%	11.54%	11.51%	11.51%
Average equity to total loans	18.48%	18.50%	18.48%	18.59%	18.60%
Average total loans to deposits	77.87%	79.54%	78.91%	79.06%	77.86%
AVERAGE BALANCES
Assets	$25,770,857	$25,370,946	$25,217,856	$25,129,859	$24,905,094
Deposits	20,635,665	20,002,793	19,957,586	19,682,662	19,788,925
Originated loans	14,187,793	13,863,910	13,528,268	13,092,972	12,689,791
Acquired loans, including FDIC acquired loans, less loss share receivable	1,881,965	2,047,167	2,219,488	2,468,035	2,717,884
Earning assets	22,890,082	22,747,631	22,548,977	22,352,721	22,100,417
Shareholders' equity	2,970,167	2,943,268	2,909,660	2,892,432	2,866,362
ENDING BALANCES
Assets	$26,062,649	$25,524,604	$25,246,917	$25,297,014	$25,118,120
Deposits	21,101,366	20,108,003	19,821,916	19,673,850	19,925,595
Originated loans	14,389,513	14,118,505	13,648,325	13,355,912	12,856,037
Acquired loans, including FDIC acquired loans, less loss share receivable	1,826,501	1,948,493	2,140,029	2,337,378	2,614,847
Goodwill	741,740	741,740	741,740	741,740	741,740
Intangible assets	58,324	60,628	63,226	65,824	68,422
Earning assets	23,525,620	22,955,435	22,661,171	22,599,272	22,395,343
Total shareholders' equity	2,997,957	2,940,095	2,937,300	2,887,957	2,888,786
NOTES:

(1) Represents a non-GAAP financial measure. Refer to the Non-GAAP Financial Measures section of this press release for a reconciliation to GAAP financial measures.
(2) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and FDIC acquired loans and covered OREO are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. George Washington and Midwest non-single family loss share agreements with the FDIC

FirstMerit Corporation Reports First Quarter 2016 EPS Results

expired at March 31, 2015 and June 30, 2015, respectively. As of March 31, 2016, $70.7 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.
(3) Net income used to determine diluted EPS was reduced by the cash dividends payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A of approximately $1.5 million in each of the quarters presented.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)	March 31,	December 31,	March 31,
(Unaudited, except December 31, 2015, which is derived from the audited financial statements)	2016	2015	2015
ASSETS
Cash and due from banks	$331,049	$380,799	$426,247
Interest-bearing deposits in banks	428,848	83,018	106,178
Total cash and cash equivalents	759,897	463,817	532,425
Investment securities:
Held-to-maturity	2,613,700	2,674,093	2,855,174
Available-for-sale	4,104,214	3,967,735	3,791,059
Other investments	148,159	148,172	148,475
Loans held for sale	5,249	5,472	3,568
Loans	16,225,450	16,076,945	15,490,889
Allowance for loan losses	(151,937)	(153,691)	(146,552)
Net loans	16,073,513	15,923,254	15,344,337
Premises and equipment, net	305,764	319,488	320,392
Goodwill	741,740	741,740	741,740
Intangible assets	58,324	60,628	68,422
Covered other real estate	783	2,134	40,231
Accrued interest receivable and other assets	1,251,306	1,218,071	1,272,297
Total assets	$26,062,649	$25,524,604	$25,118,120
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$6,055,569	$5,942,248	$5,666,752
Interest-bearing	3,641,216	3,476,729	3,277,118
Savings and money market accounts	9,231,829	8,450,123	8,610,553
Certificates and other time deposits	2,172,752	2,238,903	2,371,172
Total deposits	21,101,366	20,108,003	19,925,595
Federal funds purchased and securities sold under agreements to repurchase	719,850	1,037,075	1,113,371
Wholesale borrowings	378,996	580,648	316,628
Long-term debt	519,249	505,173	512,625
Accrued taxes, expenses, and other liabilities	345,231	353,610	361,115
Total liabilities	23,064,692	22,584,509	22,229,334
Shareholders' equity:
5.875% Non-Cumulative Perpetual Preferred stock, Series A, without par value: authorized 115,000 shares; 100,000 issued	100,000	100,000	100,000
Common stock warrant	—	—	3,000
Common Stock, without par value; authorized 300,000,000 shares; issued: March 31, 2016, December 31, 2015 and March 31, 2015 - 170,183,515 shares	127,937	127,937	127,937
Capital surplus	1,390,516	1,386,677	1,394,933
Accumulated other comprehensive loss	(48,341)	(79,274)	(49,267)
Retained earnings	1,543,976	1,519,438	1,433,926
Treasury stock, at cost: March 31, 2016 - 4,463,581; December 31, 2015 - 4,425,927; March 31, 2015 - 4,730,374 shares	(116,131)	(114,683)	(121,743)
Total shareholders' equity	2,997,957	2,940,095	2,888,786
Total liabilities and shareholders' equity	$26,062,649	$25,524,604	$25,118,120

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Period End Loans by Product Type
(Unaudited)	As of March 31, 2016
(In thousands)	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,837,315	$230,700	$31,930	$6,099,945
CRE	2,079,662	391,863	85,304	2,556,829
Construction	670,825	5,467	4,889	681,181
Leases	512,929	—	—	512,929
Total Commercial	9,100,731	628,030	122,123	9,850,884
Mortgage	700,138	308,618	34,594	1,043,350
Installment	3,154,912	539,313	1,942	3,696,167
Home equity	1,254,709	157,745	34,136	1,446,590
Credit card	179,023	—	—	179,023
Total Consumer	5,288,782	1,005,676	70,672	6,365,130
Subtotal	14,389,513	1,633,706	192,795	16,216,014
Loss share receivable	—	—	9,436	9,436
Total loans	14,389,513	1,633,706	202,231	16,225,450
Allowance for loan losses	(102,915)	(4,423)	(44,599)	(151,937)
Net loans	$14,286,598	$1,629,283	$157,632	$16,073,513

	As of December 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,793,408	$240,145	$35,466	$6,069,019
CRE	2,077,344	430,891	87,774	2,596,009
Construction	645,337	6,113	5,869	657,319
Leases	491,741	—	—	491,741
Total Commercial	9,007,830	677,149	129,109	9,814,088
Mortgage	689,045	324,008	35,568	1,048,621
Installment	2,990,349	573,372	2,077	3,565,798
Home equity	1,248,438	168,542	38,668	1,455,648
Credit card	182,843	—	—	182,843
Total Consumer	5,110,675	1,065,922	76,313	6,252,910
Subtotal	14,118,505	1,743,071	205,422	16,066,998
Loss share receivable	—	—	9,947	9,947
Total loans	14,118,505	1,743,071	215,369	16,076,945
Allowance for loan losses	(105,135)	(3,877)	(44,679)	(153,691)
Net loans	$14,013,370	$1,739,194	$170,690	$15,923,254

	As of September 30, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,521,955	$274,552	$38,787	$5,835,294
CRE	2,089,533	497,690	94,531	2,681,754
Construction	619,569	6,172	5,859	631,600
Leases	461,642	—	—	461,642
Total Commercial	8,692,699	778,414	139,177	9,610,290
Mortgage	673,591	341,278	36,362	1,051,231
Installment	2,899,559	611,061	2,156	3,512,776
Home equity	1,212,084	184,211	47,370	1,443,665
Credit card	170,392	—	—	170,392
Total Consumer	4,955,626	1,136,550	85,888	6,178,064
Subtotal	13,648,325	1,914,964	225,065	15,788,354
Loss share receivable	—	—	10,926	10,926
Total loans	13,648,325	1,914,964	235,991	15,799,280
Allowance for loan losses	(104,055)	(4,199)	(45,196)	(153,450)
Net loans	$13,544,270	$1,910,765	$190,795	$15,645,830

FirstMerit Corporation Reports First Quarter 2016 EPS Results

	As of June 30, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,471,363	$337,423	$38,138	$5,846,924
CRE	2,138,373	533,945	101,808	2,774,126
Construction	586,894	6,230	5,875	598,999
Leases	436,702	—	—	436,702
Total Commercial	8,633,332	877,598	145,821	9,656,751
Mortgage	653,143	358,559	38,029	1,049,731
Installment	2,720,059	659,348	2,299	3,381,706
Home equity	1,180,802	200,179	55,545	1,436,526
Credit card	168,576	—	—	168,576
Total Consumer	4,722,580	1,218,086	95,873	6,036,539
Subtotal	13,355,912	2,095,684	241,694	15,693,290
Loss share receivable	—	—	11,820	11,820
Total loans	13,355,912	2,095,684	253,514	15,705,110
Allowance for loan losses	(101,682)	(4,950)	(41,627)	(148,259)
Net loans	$13,254,230	$2,090,734	$211,887	$15,556,851

	As of March 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,317,897	$420,810	$42,814	$5,781,521
CRE	2,133,017	584,072	127,908	2,844,997
Construction	580,978	6,288	8,825	596,091
Leases	388,873	—	—	388,873
Total Commercial	8,420,765	1,011,170	179,547	9,611,482
Mortgage	639,980	378,192	40,470	1,058,642
Installment	2,500,288	717,693	4,781	3,222,762
Home equity	1,134,238	217,824	65,170	1,417,232
Credit card	160,766	—	—	160,766
Total Consumer	4,435,272	1,313,709	110,421	5,859,402
Subtotal	12,856,037	2,324,879	289,968	15,470,884
Loss share receivable	—	—	20,005	20,005
Total loans	12,856,037	2,324,879	309,973	15,490,889
Allowance for loan losses	(97,545)	(7,493)	(41,514)	(146,552)
Net loans	$12,758,492	$2,317,386	$268,459	$15,344,337

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans acquired in an FDIC-assisted transaction. Certain non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015. As of March 31, 2016, $70.7 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Three Months Ended
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2016	2015	2015	2015	2015
ASSETS
Cash and cash equivalents	$724,095	$415,756	$457,317	$518,820	$563,265
Investment securities:
Held-to-maturity	2,636,516	2,713,636	2,754,001	2,806,325	2,874,169
Available-for-sale	4,020,701	3,959,051	3,881,959	3,816,827	3,645,057
Other investments	148,165	148,176	147,961	148,577	148,532
Loans held for sale	5,253	5,028	4,929	3,631	5,478
Loans	16,079,447	15,921,740	15,760,127	15,577,361	15,427,181
Allowance for loan losses	(152,600)	(151,192)	(147,136)	(146,558)	(144,363)
Net loans	15,926,847	15,770,548	15,612,991	15,430,803	15,282,818
Total earning assets	22,890,082	22,747,631	22,548,977	22,352,721	22,100,417
Premises and equipment, net	313,056	312,771	313,336	320,492	322,431
Accrued interest receivable and other assets	1,996,224	2,045,980	2,045,362	2,084,384	2,063,344
TOTAL ASSETS	$25,770,857	$25,370,946	$25,217,856	$25,129,859	$24,905,094
LIABILITIES
Deposits:
Noninterest-bearing	$5,990,796	$5,982,186	$5,897,768	$5,722,240	$5,728,763
Interest-bearing	3,590,598	3,352,908	3,353,541	3,203,836	3,209,285
Savings and money market accounts	8,851,135	8,408,703	8,480,682	8,467,845	8,542,154
Certificates and other time deposits	2,203,136	2,258,996	2,225,595	2,288,741	2,308,723
Total deposits	20,635,665	20,002,793	19,957,586	19,682,662	19,788,925
Federal funds purchased and securities sold under
agreements to repurchase	844,290	1,131,659	1,109,924	1,285,920	1,024,863
Wholesale borrowings	473,149	402,679	377,594	393,379	350,991
Long-term debt	505,376	508,954	497,566	508,744	505,275
Total funds	22,458,480	22,046,085	21,942,670	21,870,705	21,670,054
Accrued taxes, expenses and other liabilities	342,210	381,593	365,526	366,722	368,678
Total liabilities	22,800,690	22,427,678	22,308,196	22,237,427	22,038,732
SHAREHOLDERS' EQUITY
Preferred stock	100,000	100,000	100,000	100,000	100,000
Common stock warrant	—	—	—	1,385	3,000
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	1,388,171	1,383,777	1,380,622	1,382,717	1,393,682
Accumulated other comprehensive loss	(61,309)	(60,821)	(63,402)	(51,571)	(58,025)
Retained earnings	1,530,545	1,507,069	1,479,181	1,447,195	1,422,067
Treasury stock	(115,177)	(114,694)	(114,678)	(115,231)	(122,299)
Total shareholders' equity	2,970,167	2,943,268	2,909,660	2,892,432	2,866,362
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$25,770,857	$25,370,946	$25,217,856	$25,129,859	$24,905,094

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Average Loans by Product Type (Unaudited)
(In thousands)	Three Months Ended March 31, 2016
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,778,863	$225,036	$33,090	$6,036,989
CRE	2,082,698	415,678	86,816	2,585,192
Construction	660,967	5,604	5,207	671,778
Leases	492,124	—	—	492,124
Total Commercial	9,014,652	646,318	125,113	9,786,083
Mortgage	694,598	316,722	34,942	1,046,262
Installment	3,047,754	557,826	1,985	3,607,565
Home equity	1,251,696	162,930	36,129	1,450,755
Credit card	179,093	—	—	179,093
Total Consumer	5,173,141	1,037,478	73,056	6,283,675
Subtotal	14,187,793	1,683,796	198,169	16,069,758
Loss share receivable	—	—	9,689	9,689
Total loans	14,187,793	1,683,796	207,858	16,079,447
Allowance for loan losses	(104,468)	(3,970)	(44,162)	(152,600)
Net loans	$14,083,325	$1,679,826	$163,696	$15,926,847

	Three Months Ended December 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,640,987	$263,937	$36,903	$5,941,827
CRE	2,090,700	463,379	91,944	2,646,023
Construction	628,139	6,143	5,858	640,140
Leases	461,798	—	—	461,798
Total Commercial	8,821,624	733,459	134,705	9,689,788
Mortgage	682,185	331,283	35,919	1,049,387
Installment	2,950,953	590,352	2,108	3,543,413
Home equity	1,232,035	175,827	43,514	1,451,376
Credit card	177,113	—	—	177,113
Total Consumer	5,042,286	1,097,462	81,541	6,221,289
Subtotal	13,863,910	1,830,921	216,246	15,911,077
Loss share receivable	—	—	10,663	10,663
Total loans	13,863,910	1,830,921	226,909	15,921,740
Allowance for loan losses	(102,524)	(2,750)	(45,918)	(151,192)
Net loans	$13,761,386	$1,828,171	$180,991	$15,770,548

	Three Months Ended September 30, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,503,191	$291,727	$38,332	$5,833,250
CRE	2,139,943	516,945	96,739	2,753,627
Construction	599,652	6,200	5,916	611,768
Leases	441,513	—	—	441,513
Total Commercial	8,684,299	814,872	140,987	9,640,158
Mortgage	662,909	348,863	36,809	1,048,581
Installment	2,817,221	632,789	2,227	3,452,237
Home equity	1,194,165	190,947	51,994	1,437,106
Credit card	169,674	—	—	169,674
Total Consumer	4,843,969	1,172,599	91,030	6,107,598
Subtotal	13,528,268	1,987,471	232,017	15,747,756
Loss share receivable	—	—	12,371	12,371
Total loans	13,528,268	1,987,471	244,388	15,760,127
Allowance for loan losses	(102,153)	(4,143)	(40,840)	(147,136)
Net loans	$13,426,115	$1,983,328	$203,548	$15,612,991

FirstMerit Corporation Reports First Quarter 2016 EPS Results

	Three Months Ended June 30, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,362,893	$376,541	$42,100	$5,781,534
CRE	2,156,511	554,681	112,035	2,823,227
Construction	579,249	6,258	8,082	593,589
Leases	408,384	—	—	408,384
Total Commercial	8,507,037	937,480	162,217	9,606,734
Mortgage	647,418	367,871	39,438	1,054,727
Installment	2,618,297	688,465	3,823	3,310,585
Home equity	1,156,019	209,185	59,556	1,424,760
Credit card	164,201	—	—	164,201
Total Consumer	4,585,935	1,265,521	102,817	5,954,273
Subtotal	13,092,972	2,203,001	265,034	15,561,007
Loss share receivable	—	—	16,354	16,354
Total loans	13,092,972	2,203,001	281,388	15,577,361
Allowance for loan losses	(98,529)	(7,434)	(40,595)	(146,558)
Net loans	$12,994,443	$2,195,567	$240,793	$15,430,803

	Three Months Ended March 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
C&I	$5,281,194	$440,103	$45,307	$5,766,604
CRE	2,141,764	606,652	142,101	2,890,517
Construction	556,943	6,846	9,013	572,802
Leases	368,025	—	—	368,025
Total Commercial	8,347,926	1,053,601	196,421	9,597,948
Mortgage	631,761	386,033	40,800	1,058,594
Installment	2,424,956	742,095	4,822	3,171,873
Home equity	1,122,988	224,444	69,668	1,417,100
Credit card	162,160	—	—	162,160
Total Consumer	4,341,865	1,352,572	115,290	5,809,727
Subtotal	12,689,791	2,406,173	311,711	15,407,675
Loss share receivable	—	—	19,506	19,506
Total loans	12,689,791	2,406,173	331,217	15,427,181
Allowance for loan losses	(95,952)	(8,287)	(40,124)	(144,363)
Net loans	$12,593,839	$2,397,886	$291,093	$15,282,818

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans acquired in an FDIC-assisted transaction. Includes non-single family loans for which the loss share agreement expired on March 31, 2015 and June 30, 2015.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	March 31, 2016			December 31, 2015			March 31, 2015
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$724,095			$415,756			$563,265
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,470,079	$27,763	2.04%	5,456,888	$27,744	2.02%	5,329,725	$26,760	2.04%
Obligations of states and political subdivisions (tax exempt)	743,159	8,161	4.42%	768,288	8,349	4.31%	733,157	9,147	5.06%
Other securities and federal funds sold	592,144	5,386	3.66%	595,687	5,300	3.53%	604,876	5,190	3.48%
Total investment securities and federal funds sold	6,805,382	41,310	2.44%	6,820,863	41,393	2.41%	6,667,758	41,097	2.50%
Loans held for sale	5,253	52	3.98%	5,028	59	4.66%	5,478	57	4.22%
Loans, including loss share receivable (2)	16,079,447	163,285	4.08%	15,921,740	162,865	4.06%	15,427,181	162,292	4.27%
Total earning assets	22,890,082	$204,647	3.60%	22,747,631	$204,317	3.56%	22,100,417	$203,446	3.73%
Total allowance for loan losses	(152,600)			(151,192)			(144,363)
Other assets	2,309,280			2,358,751			2,385,775
Total assets	$25,770,857			$25,370,946			$24,905,094
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,990,796	$—	—%	$5,982,186	$—	—%	$5,728,763	$—	—%
Interest-bearing	3,590,598	929	0.10%	3,352,908	754	0.09%	3,209,285	767	0.10%
Savings and money market accounts	8,851,135	5,652	0.26%	8,408,703	5,611	0.26%	8,542,154	5,547	0.26%
Certificates and other time deposits	2,203,136	3,289	0.60%	2,258,996	3,378	0.59%	2,308,723	2,177	0.38%
Total deposits	20,635,665	9,870	0.19%	20,002,793	9,743	0.19%	19,788,925	8,491	0.17%
Securities sold under agreements to repurchase	844,290	265	0.13%	1,131,659	300	0.11%	1,024,863	243	0.10%
Wholesale borrowings	473,149	1,234	1.05%	402,679	1,202	1.18%	350,991	1,160	1.34%
Long-term debt	505,376	4,163	3.31%	508,954	4,093	3.19%	505,275	3,998	3.21%
Total interest-bearing liabilities	16,467,684	15,532	0.38%	16,063,899	15,338	0.38%	15,941,291	13,892	0.35%
Other liabilities	342,210			381,593			368,678
Shareholders' equity	2,970,167			2,943,268			2,866,362
Total liabilities and shareholders' equity	$25,770,857			$25,370,946			$24,905,094
Net yield on earning assets	$22,890,082	$189,115	3.32%	$22,747,631	$188,979	3.30%	$22,100,417	$189,554	3.48%
Interest rate spread			3.22%			3.18%			3.38%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under U.S. generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $4.0 million, $3.7 million, and $3.9 million for the three months ended March 31, 2016, December 31, 2015, and March 31, 2015, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	(Unaudited)	Quarters Ended
	(In thousands, except per share amounts)	March 31,
		2016	2015
	Interest income:
	Loans and loans held for sale	$162,278	$161,539
	Investment securities:
	Taxable	33,149	31,950
	Tax-exempt	5,261	6,026
	Total investment securities interest	38,410	37,976
	Total interest income	200,688	199,515
	Interest expense:
	Deposits:
	Interest-bearing	929	767
	Savings and money market accounts	5,652	5,547
	Certificates and other time deposits	3,289	2,177
	Federal funds purchased and securities sold under agreements to repurchase	265	243
	Wholesale borrowings	1,234	1,160
	Long-term debt	4,163	3,998
	Total interest expense	15,532	13,892
	Net interest income	185,156	185,623
	Provision for loan losses	7,809	8,248
	Net interest income after provision for loan losses	177,347	177,375
	Noninterest income:
	Trust department income	10,284	10,149
	Service charges on deposits	15,586	15,668
	Credit card fees	13,578	12,649
	ATM and other service fees	6,234	6,099
	Bank owned life insurance income	3,696	3,592
	Investment services and insurance	3,905	3,704
	Investment securities gains/(losses), net	295	354
	Loan sales and servicing income	1,852	1,600
	Other operating income	11,964	12,032
	Total noninterest income	67,394	65,847
	Noninterest expense:
	Salaries, wages, pension and employee benefits	85,880	90,526
	Net occupancy expense	14,774	15,954
	Equipment expense	12,408	11,025
	Stationery, supplies and postage	3,619	3,528
	Bankcard, loan processing and other costs	11,008	11,139
	Professional services	8,351	4,010
	Amortization of intangibles	2,304	2,598
	FDIC insurance expense	5,445	5,167
	Other operating expense	23,174	16,705
	Total noninterest expense	166,963	160,652
	Income before income tax expense	77,778	82,570
	Income tax expense	23,642	25,431
	Net income	$54,136	$57,139
Less:	Net income allocated to participating shareholders	387	407
	Preferred stock dividends	1,469	1,469
	Net income attributable to common shareholders	$52,280	$55,263
	Net income used in diluted EPS calculation	$52,280	$55,263
	Weighted average number of common shares outstanding - basic	165,745	165,411
	Weighted average number of common shares outstanding - diluted	166,239	166,003
	Basic earnings per common share	$0.32	$0.33
	Diluted earnings per common share	0.31	0.33
	Cash dividends per common share	0.17	0.16

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)	Quarter Ended
	March 31, 2016
(In thousands)	Pre-tax	Tax	After-tax
Net Income	$77,778	$23,642	$54,136
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	48,379	17,562	30,817
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred from available-for-sale into held-to-maturity	(1,441)	(147)	(1,294)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	295	107	188
Net change in unrealized gains/(losses) on securities available for sale	47,233	17,522	29,711
Pension plans and other postretirement benefits:
Net gains/(losses) arising during the period	—	—	—
Amortization of actuarial gain	2,168	773	1,395
Amortization of prior service cost reclassified to other noninterest expense	(260)	(87)	(173)
Net change from defined benefit pension plans	1,908	686	1,222
Total other comprehensive gains/(losses)	49,141	18,208	30,933
Comprehensive income	$126,919	$41,850	$85,069

	Quarter Ended
	March 31, 2015
(In thousands)	Pre-tax	Tax	After-tax
Net Income	$82,570	$25,431	$57,139
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	34,117	11,941	22,176
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred from available-for-sale into held-to-maturity	(504)	(176)	(328)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(354)	(124)	(230)
Net change in unrealized gains/(losses) on securities available for sale	33,259	11,641	21,618
Pension plans and other postretirement benefits:
Amortization of actuarial gain	1,138	398	740
Amortization of prior service cost reclassified to other noninterest expense	410	143	267
Net change from defined benefit pension plans	1,548	541	1,007
Total other comprehensive gains/(losses)	34,807	12,182	22,625
Comprehensive income	$117,377	$37,613	$79,764

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME---LINKED QUARTERS

	Quarterly Results
(In thousands, except per share amounts)	2016	2015	2015	2015	2015
(Unaudited)	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Interest Income:
Loans and loans held for sale	$162,278	$162,168	$162,204	$161,872	$161,539
Investment securities	38,410	38,401	37,855	37,502	37,976
Total interest income	200,688	200,569	200,059	199,374	199,515
Interest expense:
Deposits:
Interest-bearing	929	754	750	783	767
Savings and money market accounts	5,652	5,611	5,639	5,588	5,547
Certificates and other time deposits	3,289	3,378	2,757	2,510	2,177
Federal funds purchased and securities sold under agreements to repurchase	265	300	254	329	243
Wholesale borrowings	1,234	1,202	1,171	1,129	1,160
Long-term debt	4,163	4,093	4,165	3,917	3,998
Total interest expense	15,532	15,338	14,736	14,256	13,892
Net interest income	185,156	185,231	185,323	185,118	185,623
Provision for loan losses	7,809	13,611	14,275	8,966	8,248
Net interest income after provision for loan losses	177,347	171,620	171,048	176,152	177,375
Noninterest income:
Trust department income	10,284	10,208	10,948	10,820	10,149
Service charges on deposits	15,586	16,793	17,295	16,704	15,668
Credit card fees	13,578	13,931	13,939	14,124	12,649
ATM and other service fees	6,234	6,626	6,518	6,345	6,099
Bank owned life insurance income	3,696	3,836	4,622	3,697	3,592
Investment services and insurance	3,905	3,816	4,032	3,871	3,704
Investment securities gains/(losses), net	295	(5)	41	567	354
Loan sales and servicing income	1,852	2,276	2,414	3,276	1,600
Other operating income	11,964	7,662	11,617	7,178	12,032
Total noninterest income	67,394	65,143	71,426	66,582	65,847
Noninterest expense:
Salaries, wages, pension and employee benefits	85,880	86,490	85,772	86,020	90,526
Net occupancy expense	14,774	12,716	13,540	13,727	15,954
Equipment expense	12,408	12,074	12,235	12,592	11,025
Stationery, supplies and postage	3,619	3,222	3,304	3,370	3,528
Bankcard, loan processing and other costs	11,008	11,146	12,335	12,461	11,139
Professional services	8,351	5,056	5,154	5,358	4,010
Amortization of intangibles	2,304	2,598	2,598	2,598	2,598
FDIC insurance expense	5,445	5,252	5,234	5,077	5,167
Other operating expense	23,174	17,068	20,570	20,471	16,705
Total noninterest expense	166,963	155,622	160,742	161,674	160,652
Income before income tax expense	77,778	81,141	81,732	81,060	82,570
Income tax expense	23,642	24,392	22,720	24,476	25,431
Net income	54,136	56,749	59,012	56,584	57,139
Less: Net income allocated to participating shareholders	387	453	477	467	407
Preferred stock dividends	1,469	1,469	1,469	1,469	1,469
Net income attributable to common shareholders	$52,280	$54,827	$57,066	$54,648	$55,263
Net income used in diluted EPS calculation	$52,280	$54,827	$57,066	$54,648	$55,263
Weighted-average number of common shares outstanding - basic	165,745	165,762	165,762	165,736	165,411
Weighted-average number of common shares outstanding- diluted	166,239	166,222	166,058	166,277	166,003
Basic earnings per common share	$0.32	$0.33	$0.34	$0.33	$0.33
Diluted earnings per common share	$0.31	$0.33	$0.34	$0.33	$0.33
Cash dividends per common share	$0.17	$0.17	$0.17	$0.16	$0.16

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(In thousands)
	2016	2015	2015	2015	2015
Noninterest income detail	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Trust department income	$10,284	$10,208	$10,948	$10,820	$10,149
Service charges on deposits	15,586	16,793	17,295	16,704	15,668
Credit card fees	13,578	13,931	13,939	14,124	12,649
ATM and other service fees	6,234	6,626	6,518	6,345	6,099
Bank owned life insurance income	3,696	3,836	4,622	3,697	3,592
Investment services and insurance	3,905	3,816	4,032	3,871	3,704
Investment securities gains/(losses), net	295	(5)	41	567	354
Loan sales and servicing income	1,852	2,276	2,414	3,276	1,600
Other operating income	11,964	7,662	11,617	7,178	12,032
Total Noninterest Income	$67,394	$65,143	$71,426	$66,582	$65,847
	2016	2015	2015	2015	2015
Noninterest expense detail	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Salaries and wages	$69,410	$68,151	$68,775	$67,485	$71,914
Pension and employee benefits	16,470	18,339	16,997	18,535	18,612
Net occupancy expense	14,774	12,716	13,540	13,727	15,954
Equipment expense	12,408	12,074	12,235	12,592	11,025
Taxes, other than federal income taxes	2,031	2,096	2,003	2,032	2,014
Stationery, supplies and postage	3,619	3,222	3,304	3,370	3,528
Bankcard, loan processing and other costs	11,008	11,146	12,335	12,461	11,139
Advertising	3,260	3,386	4,278	3,103	2,747
Professional services	8,351	5,056	5,154	5,358	4,010
Telephone	2,424	2,530	2,480	2,599	2,574
Amortization of intangibles	2,304	2,598	2,598	2,598	2,598
FDIC insurance expense	5,445	5,252	5,234	5,077	5,167
Other operating expense	15,459	9,056	11,809	12,737	9,370
Total Noninterest Expense	$166,963	$155,622	$160,742	$161,674	$160,652

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding acquired loans, FDIC acquired loans, and covered OREO) (1)

	(Unaudited)					(Audited)
(Dollars in thousands)	Quarterly Periods					Annual Period
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
Allowance for Credit Losses	2016	2015	2015	2015	2015	2015
Allowance for originated loan losses, beginning of period	$105,135	$104,055	$101,682	$97,545	$95,696	$95,696
Provision for originated loan losses	5,410	12,487	10,402	10,809	6,036	39,734
Charge-offs	13,014	15,514	13,398	11,298	8,567	48,778
Recoveries	5,384	4,107	5,369	4,626	4,380	18,483
Net charge-offs	7,630	11,407	8,029	6,672	4,187	30,295
Allowance for originated loan losses, end of period	$102,915	$105,135	$104,055	$101,682	$97,545	$105,135
Reserve for unfunded lending commitments,
beginning of period	$4,068	$3,574	$3,905	$4,330	$5,848	$5,848
Provision for (relief of) credit losses	876	494	(331)	(425)	(1,518)	(1,780)
Reserve for unfunded lending commitments,
end of period	$4,944	$4,068	$3,574	$3,905	$4,330	$4,068
Allowance for Credit Losses	$107,859	$109,203	$107,629	$105,587	$101,875	$109,203
Ratios
Provision for loan losses to average loans	0.15%	0.36%	0.31%	0.33%	0.19%	0.30%
Net charge-offs to average loans	0.22%	0.33%	0.24%	0.20%	0.13%	0.23%
Allowance for loan losses to period-end loans	0.72%	0.74%	0.76%	0.76%	0.76%	0.74%
Allowance for credit losses to period-end loans	0.75%	0.77%	0.79%	0.79%	0.79%	0.77%
Allowance for loan losses to nonperforming loans	139.64%	238.37%	221.22%	184.40%	211.66%	238.37%
Allowance for credit losses to nonperforming loans	146.35%	247.60%	228.82%	191.48%	221.06%	247.60%
Asset Quality
Impaired originated loans:
Commercial loans	$56,726	$28,108	$30,821	$37,889	$28,478	$28,108
Consumer loans	16,975	15,997	16,215	17,253	17,607	15,997
Total nonperforming loans	73,701	44,105	47,036	55,142	46,085	44,105
Other real estate owned ("OREO"), noncovered (2)	38,592	50,393	60,022	62,169	22,521	50,393
Total nonperforming assets ("NPAs") (2)	$112,293	$94,498	$107,058	$117,311	$68,606	$94,498
NPAs to period-end loans + noncovered OREO (2)	0.78%	0.67%	0.78%	0.87%	0.53%	0.67%
Accruing originated loans past due 90 days or more	$9,361	$8,022	$9,888	$8,009	$7,914	$8,022

(1) Due to the impact of business combination accounting and the protection afforded by FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired loans and FDIC acquired loans, and covered OREO are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. George Washington and Midwest non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015. As of March 31, 2016, $70.7 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.
(2) As of March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, $25.5 million, $33.5 million, $40.0 million, and $42.0 million, respectively, of OREO was no longer covered by FDIC loss share agreements, and therefore, was included in NPAs. OREO that remains covered by FDIC loss share agreements has considerable protection against credit risk and is not reported as NPAs.

FirstMerit Corporation Reports First Quarter 2016 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR ORIGINATED LOAN LOSSES - Net Charge-off Detail (excluding acquired and FDIC acquired loans) (1)

(Unaudited)	Quarters Ended		Year Ended
(Dollars in thousands)	March 31,		December 31,
	2016	2015	2015
Allowance for originated loan losses - beginning of period	$105,135	$95,696	$95,696
Loans charged off:
Commercial	3,248	685	15,270
Mortgage	450	424	1,443
Installment	6,310	4,605	19,546
Home equity	1,027	911	4,032
Credit cards	1,450	1,452	4,867
Leases	—	—	1,268
Overdrafts	529	490	2,352
Total	13,014	8,567	48,778
Recoveries:
Commercial	535	325	1,798
Mortgage	20	35	257
Installment	3,614	2,868	11,062
Home equity	624	613	2,606
Credit cards	357	366	1,395
Manufactured housing	6	13	31
Leases	19	4	787
Overdrafts	209	156	547
Total	5,384	4,380	18,483
Net charge-offs	7,630	4,187	30,295
Provision for originated loan losses	5,410	6,036	39,734
Allowance for originated loan losses-end of period	$102,915	$97,545	$105,135

Average originated loans	$14,187,793	$12,689,791	$13,297,594
Ratio (annualized) to average originated loans:
Originated net charge-offs	0.22%	0.13%	0.23%
Provision for originated loan losses	0.15%	0.19%	0.30%
Originated Loans, period-end	$14,389,513	$12,856,037	$14,118,505

Allowance for credit losses:	$107,859	$101,875	$109,203
To (annualized) net charge-offs	3.51	6.00	3.60
Allowance for originated loan losses:
To period-end originated loans	0.72%	0.76%	0.74%
To (annualized) net originated charge-offs	3.35	5.74	3.47

(1) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and FDIC acquired loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. George Washington and Midwest non-single family loss share agreements with the FDIC expired at March 31, 2015 and June 30, 2015, respectively. As of March 31, 2016, $70.7 million of FDIC acquired loans remained covered by single family loss share agreements, providing considerable protection against credit risk.